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                                                                Exhibit 10.4


         BTNY PREFERRED STOCK REPURCHASE AGREEMENT dated as of September 29, 1997 between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA CORP."), and BANKERS TRUST NEW YORK CORPORATION, a New York corporation ("BTNY").


                                W I T N E S S E T H :


         WHEREAS, on the date hereof, BTNY owns 999 shares of NWA Corp.'s Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK"), and 2,635,020 shares of NWA Corp.'s Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK");

         WHEREAS, concurrently with the Initial Closing Date (as defined in the Common Stock Agreement (as hereinafter defined)), in accordance with the provisions set forth in the Amendment to the Stockholders' Agreement (as hereinafter defined), Koninklijke Luchtvaart Maatschappij N.V., a Netherlands corporation ("KLM"), will exercise its right to purchase, and will purchase, pursuant to Section 17 of the Stockholders' Agreement (as hereinafter defined)
(x) from Richard C. Blum & Associates - NWA Partners, L.P. ("BLUM"), 658,755 shares of Class A Common Stock in exchange for 163.6001 shares of Series A Preferred Stock and 54.5250 shares of NWA Corp.'s Series B Preferred Stock, par value $.01 per share (the "SERIES B PREFERRED STOCK"), and (y) from BTNY, 2,635,020 shares of Class B Common Stock in exchange for 654.4002 shares of Series A Preferred Stock and 218.1001 shares of Series B Preferred Stock, following which purchase BTNY will own (i) 999 shares of Class A Common Stock,
(ii) 654.4002 shares of Series A Preferred Stock (the "SERIES A PREFERRED SHARES") and (iii) 218.1001 shares of Series B Preferred Stock (the "SERIES B PREFERRED SHARES", together with the Series A Preferred Shares, the "PREFERRED SHARES"); and

         WHEREAS, upon the terms and subject to the conditions set forth herein, BTNY wishes to sell to NWA Corp., and NWA Corp. wishes to purchase from BTNY, the Preferred Shares on the Initial Closing Date;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows: